UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: JUNE 12, 1996
                        (Date of earliest event reported)


                            COMPUTER DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                          Commission file number 1-6002


         MARYLAND                                             52-0882982
(State or other jurisdiction                            (IRS Employer ID No.)
of incorporation or organization)

ONE CURIE COURT
ROCKVILLE, MARYLAND                                           20850-4389
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (301) 921-7000

      Items 1-4.  N/A

      Item 5.     Other Events
                  ------------

                  The Registrant's press releases, published June 12, 1996 and June 13, 1996, attached hereto as Exhibits 99(a) and 99(b), are hereby incorporated by reference in answer to this Item.

      Item 6.     N/A

      Item 7.     Financial Statements and Exhibits
                  ---------------------------------

                  (c)     Exhibits
                          --------

                          Exhibit             Description
                          -------      -------------------------------------

                          99(a)        Press release published June 12, 1996.

                          99(b)        Press release published June 13, 1996.

      Item 8.     N/A

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland on June 14, 1996.


                                       Computer Data Systems, Inc.

                                       By /s/ Wyatt D. Tinsley
                                          ---------------------
                                            Wyatt D. Tinsley
                                         Executive Vice President
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

                                                             Sequentially
Exhibit No.       Description                                Numbered Page
- -----------       -----------                                -------------

  99(a)           Press release published June 12, 1996           4

  99(b)           Press release published June 13, 1996           6